SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549



                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES AND EXCHANGE ACT


             Date of report (Date of earliest event reported):March 27, 2000
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                                             FINANCIAL INTRANET, INC.
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                             (Exact Name of Registrant as Specified in Charter)


Nevada                                7375                       88-0357272
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State or Other Jurisdiction       (Commission                  (IRS Employer
  of Incorporation)               File Number)              Identification No.)

   116 Radio Circle, Mt. Kisco, New York                            10549
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          (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code:   (914) 242-4848
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Item 4.  Acquisition or Disposition of Assets.

         On March 23, 2000, pursuant to an Asset Purchase Agreement between the Company and LongYin Network Technology Co., Ltd. d/b/a Cyber Information Systems Co., Ltd. ("Seller"), the Company purchased assets of Seller, including (i) the domain names and registration thereof, the goodwill of the business connected with and symbolized by such domain names, and any intellectual property rights relating thereto; (ii) all information and intellectual property related to or available through the domain names and/or resident on the host servers operated by or on behalf of Long Yin Network Technology Co., Ltd; and (iii) an e-mail magazine and all information and intellectual property related to, contained in or accessible through the e-mail magazine.

         The purchase price of the assets was as follows:

(i) 675,000 shares of common stock, par value $.001 per share; (ii) cash totaling $200,000; (iii) in the event that not less than nine existing Internet content providers of Seller enter into written agreements with the Company to provide content and other services on or before June 30, 2000, 175,000 shares of common stock, par value $.001 per share; and (iv) in the event that the People's Republic of China and its political subdivisions (collectively "PRC") approve the Company's organization and ownership of a foreign owned utility for the purpose of the Company's ownership, operation, use and maintenance of the acquired assets and the Company's receipt of all consents, approvals, orders, authorizations, registrations or qualifications from the PRC necessary for such foreign owned enterprise to own, operate, maintain and uses a server located in the PRC and download and upload electron files, materials and other data therefrom or thereto on or before September 30, 2000, cash totaling $200,000 and 500,000 shares of common stock, par value $.001 per share.

         The cash portion of the purchase price was obtained from the sale of common stock pursuant to a registration statement declared effective in October 1999.

     LongYin Network Technology Co., Ltd. d/b/a Cyber Information Systems Co., Ltd. is considered a Chinese Internet content provider.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

     (2) Asset Purchase Agreement by and among Financial Intranet, Inc. and LongYin Network Technology Co., Ltd. d/b/a Cyber Information Systems Co., Ltd.





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                                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


April 11,  2000                                FINANCIAL INTRANET, INC.

                                               By: /s/ Corey Rinker
                                                   Corey Rinker, Vice President